ANNUAL REPORT
DECEMBER 31, 2000


Mercury
QA
International
Fund


OF MERCURY
QA EQUITY SERIES, INC.



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Mercury QA International Fund of
Mercury QA Equity Series, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERCURY QA INTERNATIONAL FUND


WORLDWIDE INVESTMENTS AS OF DECEMBER 31, 2000

Ten Largest                                   Percent of
Equity Holdings                               Net Assets

Nokia Oyj (Series A)                            2.9%
Novartis AG (Registered Shares)                 2.8
Vodafone AirTouch PLC                           2.5
GlaxoSmithKline PLC                             2.2
BP Amoco PLC                                    2.1
Schweizerische Rueckversicherungs-
Gesellschaft (Registered Shares)                1.9
Nestle SA (Registered Shares)                   1.8
HSBC Holdings PLC                               1.6
Total Fina SA 'B'                               1.5
Toyota Motor Corporation                        1.5


                                               Percent of
Ten Largest Industries                         Net Assets

Banking                                        17.6%
Telecommunications                             10.5
Insurance                                       9.1
Telecommunications &
Equipment                                       5.1
Electronics                                     5.1
Chemicals                                       4.4
Real Estate                                     4.0
Drugs                                           3.9
Pharmaceuticals                                 3.4
Automobiles                                     3.3



December 31, 2000
Mercury QA International Fund



DEAR SHAREHOLDER


Fiscal Year in Review
We are pleased to provide you with the first annual report for Mercury QA International Fund. The Fund commenced operations on June 2, 2000. The unmanaged Morgan Stanley Capital International Europe, Asia and Far East Index fell 11.7% from June 2, 2000 to December 31, 2000. In comparison, Mercury QA International Fund's Class I, Class A, Class B and Class C Shares had total returns of -10.80%, -11.00%, -11.30% and -11.30%, respectively, for the same period. (Investment results shown do not reflect sales charges. Results shown would be lower if a sales charge was included. Complete performance information can be found on pages 5 - 7 of this report to shareholders.)

Mercury QA International Fund is a diversified portfolio of large cap international stocks. Since its inception, the Fund has benefited from our holdings in Switzerland and Italy, while suffering from our investments in Japan and France. In Switzerland, stocks such as Nestle SA and Novartis AG posted strong returns for the Fund since its inception. Similarly, Italian stocks Pirelli SpA and ENI SpA returned +25% and +10%, respectively, in local terms for the Fund. However, on the negative side, Softbank Corp. and NTT DoCoMo, Inc. of Japan and France Telecom SA and Vivendi Universal SA of France each lost more than one-fifth of their values.

The year 2000 was an unusual year in a number of respects:

* Value stocks outperformed growth stocks by the largest amount ever recorded.

* Small cap and mid cap stocks outperformed large cap stocks for the first time since the early 1990s.

* The S&P 500 Index's return was negative for the first time in a decade.

In 2000, the disparity in return between large growth and large value stocks was the largest on record. In fact, growth stocks underperformed value stocks by an incredible 18.4% in the fourth quarter alone and by an astounding 34.6% during the second half of the year. Nothing in the history of the S&P 500 growth and value indexes comes remotely close to this record. The next-worst period for growth stocks occurred in 1976 and 1977, when large cap growth stocks underperformed value stocks by 11.1% for three months and 16.4% for six months.

In 2000, mid cap stocks and small cap stocks outperformed large cap stocks for the first time since 1993. Moreover, prior to 2000, investors in large cap stocks enjoyed much better returns than investors in mid cap and small cap stocks. For example, investors who held portfolios that delivered returns in line with the S&P 500 Index earned 250% from 1995 to 1999, compared with just 182% for mid cap investors and a rather paltry 120% for small cap investors.

In 2000, the S&P 500 Index posted its first negative year since 1990 and only its third negative year since the oil crisis of the 1970s. Surprisingly enough, the S&P 500 Index held a positive return as late as September 14, 2000. Unfortunately, a barrage of earnings warnings delivered during the fourth quarter, combined with the US presidential debacle, derailed the equity market.


December 31, 2000
Mercury QA International Fund


Market Outlook
In 2000, liquidity conditions were tight for most of the year. Sharply tighter liquidity, in particular in the United States, has contributed to the difficult environment this year for riskier assets, typified by NASDAQ stocks and high-yield debt. Although current liquidity conditions remain tight, the liquidity outlook has improved markedly, in our opinion. With the surprise cut in the Federal Funds rate at the beginning of January 2001, the Federal Reserve Board has signaled an easing bias, citing diminished inflationary risks and increasing concern over growth outlook. The Federal Reserve Board could cut interest rates aggressively, if necessary to combat markedly weaker economic growth.

There is strong historical evidence to suggest that the liquidity environment for 2001 will propel equity markets higher. However, we believe that it will be obscured by investors' concerns over declining corporate profit growth. Concerns over the profit outlook have been a notable drag on markets since the beginning of September 2000, when the US third quarter "confessions season" began. Expectations have been too optimistic after several good years of corporate earnings growth and investors have increasingly focused on the impact that slower economic growth will have on corporate profit growth.

Not surprisingly, earnings forecasts have been revised sharply downward. In October, analysts were forecasting earnings growth of 16% for the S&P 500 Index for the fourth quarter of 2000 compared to the fourth quarter of 1999. By the beginning of December, the forecast had been cut to 10% and declining by the day.

The increased uncertainty toward the profit outlook has led to investors becoming increasingly risk averse, and in turn, raising the equity risk premium investors demand for the greater uncertainty of holding equities compared to bonds. This has contributed to the fall in equity markets. As the US economy slows, there is a growing risk that foreign investors will no longer invest as much in US markets, making it increasingly difficult for the United States to fund its current account deficit at current levels.

In Conclusion
We believe we are alert to many of the opportunities and most of the risks that we may face in 2001. We thank you for your continued support of Mercury QA International Fund, and we look forward to reviewing our outlook and strategy in our next report to shareholders.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director



(Philip Green)
Philip Green
Senior Vice President and
Portfolio Manager
February 6, 2001


December 31, 2000
Mercury QA International Fund




FUND PERFORMANCE DATA



ABOUT FUND PERFORMANCE
The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived all of its management fee plus additional expenses. Without such waiver, the Fund's performance would have been lower.


RECENT PERFORMANCE RESULTS*

                                    6-Month     Since Inception
As of December 31, 2000           Total Return    Total Return

Class I                             - 9.81%          -10.80%
Class A                             - 9.92           -11.00
Class B                             -10.22           -11.30
Class C                             -10.22           -11.30

*Investment results shown do not reflect sales charges. Results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the period shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 6/02/00.


December 31, 2000
Mercury QA International Fund


FUND PERFORMANCE DATA (CONTINUED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in Mercury QA International Fund Class I and Class A Shares compared with a similar investment in the Morgan Stanley Capital
International Europe, Asia and Far East Capitalization Weighted
Index++++. Beginning and ending values are:

                                         6/02/00**        12/00

Mercury QA International Fund++--
Class I Shares*                         $ 9,475          $ 8,452

Mercury QA International Fund++--
Class A Shares*                         $ 9,475          $ 8,433

Morgan Stanley Capital International
Europe, Asia and Far East
Capitalization Weighted Index++++.      $10,000          $ 9,297


A line graph illustrating the growth of a $10,000 investment in Mercury QA International Fund Class B and Class C Shares compared with a similar investment in the Morgan Stanley Capital
International Europe, Asia and Far East Capitalization Weighted
Index++++. Beginning and ending values are:

                                         6/02/00**        12/00

Mercury QA International Fund++--
Class B Shares*                         $10,000          $ 8,515

Mercury QA International Fund++--
Class C Shares*                         $10,000          $ 8,781

Morgan Stanley Capital International
Europe, Asia and Far East
Capitalization Weighted Index++++.      $10,000          $ 9,297


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund normally invests at least 65% of its total assets in equity securities of companies whose primary trading markets are located in foreign countries included in the Morgan Stanley Capital International Europe, Asia and Far East Capitalization Weighted Index (the "EAFE Index").
++++This unmanaged broad-based Index is composed of equity securities from various industrial sectors whose primary trading markets are located outside the U.S. Country weighting in the index is based on the size of the country's equity markets (market capitalization).

Past results shown should not be considered a representation of future performance.


December 31, 2000
Mercury QA International Fund



FUND PERFORMANCE DATA (CONCLUDED)

AGGREGATE TOTAL RETURN
                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**
Inception (6/02/00)
through 12/31/00                          -10.80%        -15.48%

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**
Inception (6/02/00)
through 12/31/00                          -11.00%        -15.67%

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**
Inception (6/02/00)
through 12/31/00                          -11.30%        -14.84%

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**
Inception (6/02/00)
through 12/31/00                          -11.30%        -12.18%

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


December 31, 2000
Mercury QA International Fund

SCHEDULE OF INVESTMENTS
                                                                             In US Dollars
                   Shares                                                              Percent of
Industry            Held              Common Stocks                       Value        Net Assets
Australia
Banking                5,500  Commonwealth Bank of Australia          $     94,453            0.7%
                       5,616  National Australia Bank Limited               89,911            0.7
                      11,700  Westpac Banking Corporation Limited           85,783            0.7
                                                                      ------------         ------
                                                                           270,147            2.1

Beverages &           27,870  Foster's Brewing Group Limited                73,100            0.6
Tobacco

Broadcasting &             3  The News Corporation Limited                      23            0.0
Publishing

Diversified            6,200  Broken Hill Proprietary Company Limited       65,310            0.5

Property              74,600  Mirvac Group                                 147,871            1.2

Real Estate           57,700  General Property Trust                        88,721            0.7
                      49,500  Westfield Trust                               93,414            0.7
                                                                      ------------         ------
                                                                           182,135            1.4

Real Estate           92,100  AMP Diversified Property Trust               125,391            1.0
Investment Trust      54,300  Stockland Trust Group                        117,741            0.9
                                                                      ------------         ------
                                                                           243,132            1.9

Shopping             171,900  Gandel Retail Trust                          107,752            0.8
Centers

Telecommunications    17,000  Telstra Corporation Limited                   60,677            0.5

Transportation         1,000  Brambles Industries Limited                   23,339            0.2

                              Total Common Stocks in Australia           1,173,486            9.2

Belgium
Insurance              2,900  Fortis (B)                                    94,209            0.8

Utilities--Electric      400  Electrabel SA                                 90,435            0.7

                              Total Common Stocks in Belgium               184,644            1.5

Denmark
Transport Services         2  A/S Dampskibsselskabet Svendborg 'B'          23,397            0.2

                              Total Common Stocks in Denmark                23,397            0.2

Finland
Telecommunications       500  Sonera Oyj                                     9,060            0.1

Telecommunica-         8,300  Nokia Oyj (Series A)                         370,161            2.9
tions & Equipment

                              Total Common Stocks in Finland               379,221            3.0




December 31, 2000
Mercury QA International Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                             In US Dollars
                   Shares                                                              Percent of
Industry            Held              Common Stocks                       Value        Net Assets
France
Banking                1,000  Banque Nationale de Paris (BNP)         $     87,787            0.7%
                       1,000  Societe Generale 'A'                          62,155            0.5
                                                                      ------------         ------
                                                                           149,942            1.2

Building &               600  Suez Lyonnaise des Eaux SA                   109,570            0.8
Construction

Chemicals                600  Air Liquide                                   89,515            0.7
                       1,700  Aventis SA                                   149,238            1.2
                                                                      ------------         ------
                                                                           238,753            1.9

Consumer Goods         1,100  LVMH (Louis Vuitton Moet Hennessy)            72,812            0.6

Cosmetics &            1,500  L'Oreal SA                                   128,582            1.0
Toiletries

Diversified            1,740  Vivendi Universal SA                         114,521            0.9

Electronics            1,500  STMicroelectronics NV                         65,488            0.5

Engineering &            800  Bouygues SA                                   36,242            0.2
Construction

Foods                    500  Groupe Danone                                 75,394            0.6

Information              300  Cap Gemini SA                                 48,391            0.4
Processing

Insurance                800  Axa                                          115,673            0.9

Manufacturing          1,600  Sanofi-Synthelabo SA                         106,659            0.8

Oil/Integrated--       1,300  Total Fina SA 'B'                            193,338            1.5
International

Real Estate            1,600  Gecina                                       153,228            1.2

Retail                   400  Pinault-Printemps-Redoute SA                  85,966            0.7

Supermarkets           1,600  Carrefour SA                                 100,500            0.8

Telecommunications     1,700  France Telecom SA                            146,764            1.2

Telecommunications     2,000  Alcatel                                      113,607            0.9
& Equipment

                              Total Common Stocks in France              2,055,430           16.1

Germany
Automobiles            2,500  DaimlerChrysler AG                           105,016            0.8
                         900  Volkswagen AG                                 47,659            0.4
                                                                      ------------         ------
                                                                           152,675            1.2




December 31, 2000
Mercury QA International Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                             In US Dollars
                   Shares                                                              Percent of
Industry            Held              Common Stocks                       Value        Net Assets
Germany (concluded)
Banking                1,100  Bayerische Hypo-und Vereinsbank AG      $     62,277            0.5%
                       1,300  Deutsche Bank AG (Registered Shares)         109,253            0.9
                       1,400  Dresdner Bank AG (Registered Shares)          61,057            0.5
                                                                      ------------         ------
                                                                           232,587            1.9

Chemicals              2,000  BASF AG                                       90,454            0.7
                       2,100  Bayer AG                                     110,158            0.9
                                                                      ------------         ------
                                                                           200,612            1.6

Computer Software        148  SAP AG (Systeme, Anwendungen,
                              Produkte in der Datenverarbeitung)            16,993            0.1

Diversified            1,700  RWE AG                                        76,295            0.6

Electronics            1,100  Siemens AG                                   143,764            1.1

Insurance                500  Allianz AG (Registered Shares)               187,123            1.5
                         300  Muenchener Rueckversicherungs-
                              Gesellschaft AG (Registered Shares)          107,333            0.8
                                                                      ------------         ------
                                                                           294,456            2.3

Medical                1,000  Schering AG                                   56,803            0.4

Multi-Industry         1,800  E.On AG                                      109,513            0.9

Real Estate            4,700  WCM Beteiligungs-und Grundbesitz AG           69,723            0.5

Retail--Stores           800  Metro AG                                      36,805            0.3

Telecommunications     4,800  Deutsche Telekom AG (Registered
                              Shares)                                      144,666            1.1

                              Total Common Stocks in Germany             1,534,892           12.0

Hong Kong
Banking                5,400  Hang Seng Bank Limited                        72,693            0.6

Multi-Industry        12,000  Hutchison Whampoa Limited                    149,617            1.2

Real Estate            4,000  Cheung Kong (Holdings) Ltd.                   51,155            0.4
                       7,000  Sun Hung Kai Properties Ltd.                  69,777            0.5
                                                                      ------------         ------
                                                                           120,932            0.9

Telecommunications       546  ++Pacific Century CyberWorks Limited             350            0.0

                              Total Common Stocks in Hong Kong             343,592            2.7

Ireland
Pharmaceuticals          700  ++Elan Corporation PLC                        34,045            0.3

                              Total Common Stocks in Ireland                34,045            0.3




December 31, 2000
Mercury QA International Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                             In US Dollars
                   Shares                                                              Percent of
Industry            Held              Common Stocks                       Value        Net Assets
Italy
Auto & Truck           2,800  Fiat SpA                                $     69,035            0.6%

Banking               11,400  Banca Intesa SpA                              54,802            0.4
                       4,200  Bipop-Carire SpA                              27,406            0.2
                       6,000  San Paolo-IMI SpA                             97,007            0.8
                      14,600  Unicredito Italiano SpA                       76,353            0.6
                                                                      ------------         ------
                                                                           255,568            2.0

Electronics           21,200  Enel SpA                                      82,405            0.7

Financial Services     3,380  Mediobanca SpA                                38,336            0.3

Insurance              3,800  Assicurazioni Generali                       150,919            1.2
                       2,440  Riunione Adriatica di Sicurta SpA             38,052            0.3
                                                                      ------------         ------
                                                                           188,971            1.5

Office Equipment       6,880  Olivetti SpA                                  16,440            0.1

Oil & Gas Producers   22,200  ENI SpA                                      141,736            1.1

Telecommunications    17,400  Telecom Italia Mobile (TIM) SpA              138,863            1.1

Television             3,400  Mediaset SpA                                  40,574            0.3

Tires & Rubber        22,300  Pirelli SpA                                   79,353            0.6

                              Total Common Stocks in Italy               1,051,281            8.3

Japan
Auto & Truck           7,000  ++Nissan Motor Co., Ltd.                      40,333            0.3

Automobiles            2,000  Honda Motor Co., Ltd.                         74,606            0.6
                       6,000  Toyota Motor Corporation                     191,769            1.5
                                                                      ------------         ------
                                                                           266,375            2.1

Banking                9,000  The Bank of Tokyo-Mitsubishi, Ltd.            89,606            0.7
                       7,000  The Sakura Bank, Ltd.                         42,294            0.3
                       6,000  The Sumitomo Bank, Ltd.                       61,629            0.5
                                                                      ------------         ------
                                                                           193,529            1.5

Banking--                 20  Mizuho Holdings, Inc.                        123,993            1.0
International

Chemicals              1,000  Shin-Etsu Chemical Co., Ltd.                  38,529            0.3

Computers              3,000  NEC Corporation                               54,904            0.4

Consumer--               300  Nintendo Company Ltd.                         47,259            0.4
Electronics

Distribution             500  Softbank Corp.                                17,382            0.1




December 31, 2000
Mercury QA International Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                             In US Dollars
                   Shares                                                              Percent of
Industry            Held              Common Stocks                       Value        Net Assets
Japan (concluded)
Electrical             3,000  Denso Corporation                       $     64,886           0.5%
Equipment              5,000  Matsushita Electric Industrial
                              Company, Ltd.                                119,527            0.9
                         200  Rohm Company Ltd.                             38,004            0.3
                                                                      ------------         ------
                                                                           222,417            1.7

Electronics              600  Fanuc Ltd.                                    40,823            0.3
                       4,000  Fujitsu Limited                               58,984            0.5
                       7,000  Hitachi Ltd.                                  62,399            0.5
                         300  Kyocera Corporation                           32,758            0.3
                       1,500  Sony Corporation                             103,765            0.8
                       8,000  Toshiba Corporation                           53,520            0.4
                                                                      ------------         ------
                                                                           352,249            2.8

Financial Services     2,000  Daiwa Securities Group Inc.                   20,893            0.2
                       4,000  The Nomura Securities Co., Ltd.               71,979            0.6
                                                                      ------------         ------
                                                                            92,872            0.8

Merchandising          1,000  Ito-Yokado Co., Ltd.                          49,912            0.4

Pharmaceuticals        2,000  Takeda Chemical Industries, Ltd.             118,389            0.9

Photography            2,000  Canon, Inc.                                   70,053            0.6
                       1,000  Fuji Photo Film                               41,856            0.3
                                                                      ------------         ------
                                                                           111,909            0.9

Telecommunications         1  NTT DoCoMo                                    17,250            0.1
                          22  Nippon Telegraph & Telephone
                              Corporation (NTT)                            158,546            1.2
                                                                      ------------         ------
                                                                           175,796            1.3

Transportation            12  East Japan Railway Company                    70,403            0.6

Utilities--Electric    3,600  Tokyo Electric Power                          89,370            0.7

Wireline               1,000  The Furukawa Electric Co., Ltd.               17,469            0.2
Communications

                              Total Common Stocks in Japan               2,083,090           16.4

Netherlands
Electrical Equipment     360  ++Koninklijke (Royal) Philips
                              Electronics NV                                13,189            0.1

Oil                    1,300  Royal Dutch Petroleum Company                 79,654            0.6

                              Total Common Stocks in the Netherlands        92,843            0.7




December 31, 2000
Mercury QA International Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                             In US Dollars
                   Shares                                                              Percent of
Industry            Held              Common Stocks                       Value        Net Assets
New Zealand
Telecommunications       215  Telecom Corporation of New Zealand
                              Limited                                 $        457            0.0%

                              Total Common Stocks in New Zealand               457            0.0

Norway
Chemicals              1,640  Norsk Hydro ASA                               69,368            0.5

                              Total Common Stocks in Norway                 69,368            0.5

Spain
Banking                7,900  Banco Bilbao Vizcaya, SA                     117,564            0.9
                      11,700  Banco Santander Central Hispano, SA          125,231            1.0
                                                                      ------------         ------
                                                                           242,795            1.9

Petroleum--            4,600  Repsol-YPF, SA                                73,508            0.6
Domestic

Telecommunications     9,000  ++Telefonica SA                              148,722            1.2

Utilities--Electric    4,700  Endesa SA                                     80,093            0.6

                              Total Common Stocks in Spain                 545,118            4.3

Sweden
Banking                8,100  Nordbanken Holding AB                         61,380            0.5

Insurance              2,600  Skandia Forsakrings AB                        42,298            0.3

Telecommunications    14,900  Telefonaktiebolaget LM Ericsson AB `B'       169,758            1.3
& Equipment

                              Total Common Stocks in Sweden                273,436            2.1

Switzerland
Banking                  600  Credit Suisse Group (Registered
                              Shares)                                      114,039            0.9
                         900  UBS AG (Registered Shares)                   146,899            1.2
                                                                      ------------         ------
                                                                           260,938            2.1

Chemicals                126  ++Syngenta AG                                  6,765            0.1

Drugs                    200  Novartis AG (Registered Shares)              353,595            2.8

Foods/Food               100  Nestle SA (Registered Shares)                233,261            1.8
Processing

Holding Company          800  ABB Ltd.                                      85,282            0.6




December 31, 2000
Mercury QA International Fund

SCHEDULE OF INVESTMENTS (CONCLUDED)
                                                                             In US Dollars
                   Shares                                                              Percent of
Industry            Held              Common Stocks                       Value        Net Assets
Switzerland (concluded)
Insurance                100  Schweizerische Rueckversicherungs-
                              Gesellschaft (Registered Shares)        $    239,741            1.9%
                         300  Zurich Financial Services AG                 180,870            1.4
                                                                      ------------         ------
                                                                           420,611            3.3

Telecommunications       200  Swisscom AG (Registered Shares)               52,021            0.4

                              Total Common Stocks in Switzerland         1,412,473           11.1

United Kingdom
Banking                2,600  Barclays PLC                                  80,474            0.6
                      13,962  HSBC Holdings PLC                            205,436            1.6
                       9,500  Lloyds TSB Group PLC                         100,473            0.8
                       4,213  Royal Bank of Scotland Group PLC              99,561            0.8
                         759  ++Royal Bank of Scotland Group PLC               941            0.0
                                                                      ------------         ------
                                                                           486,885            3.8

Broadcasting--         2,900  ++British Sky Broadcasting Group PLC
Media                         ("BSkyB")                                     48,562            0.4

Drugs                  2,700  AstraZeneca Group PLC                        136,123            1.1

Multimedia             2,200  Reuters Group PLC                             37,235            0.3

Oil--Related          33,900  BP Amoco PLC                                 273,455            2.1

Pharmaceuticals        9,797  ++GlaxoSmithKline PLC                        276,591            2.2

Telecommunications    10,100  British Telecommunications PLC                86,300            0.7
                       4,400  Marconi PLC                                   47,258            0.4
                      89,300  Vodafone AirTouch PLC                        327,488            2.5
                                                                      ------------         ------
                                                                           461,046            3.6

                              Total Common Stocks in the
                              United Kingdom                             1,719,897           13.5

                              Total Investments
                              (Cost--$13,352,156)                       12,976,670          101.9

                              Liabilities in Excess of Other Assets      (236,204)          (1.9)
                                                                      ------------         ------
                              Net Assets                              $ 12,740,466         100.0%
                                                                      ============         ======

++Non-income producing security.

See Notes to Financial Statements.


December 31, 2000
Mercury QA International Fund


STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2000
Assets:
Investments, at value (identified cost--$13,352,156)                                         $ 12,976,670
Foreign cash                                                                                      194,035
Receivables:
 Investment adviser                                                        $      97,061
 Dividends                                                                        18,464          115,525
                                                                           -------------
Prepaid registration fees and other assets                                                         71,050
                                                                                             ------------
Total assets                                                                                   13,357,280
                                                                                             ------------

Liabilities:
Payables:
 Capital shares redeemed                                                         231,056
 Custodian bank                                                                  194,061
 Distributor                                                                         747          425,864
                                                                            ------------
Accrued expenses                                                                                  190,950
Total liabilities                                                                                 616,814
                                                                                             ------------

Net Assets:
Net assets                                                                                   $ 12,740,466

Net Assets Consist of:
Class I Shares of Common Stock, $.0001 par value,
125,000,000 shares authorized                                                                 $       129
Class A Shares of Common Stock, $.0001 par value,
125,000,000 shares authorized                                                                           3
Class B Shares of Common Stock, $.0001 par value,
125,000,000 shares authorized                                                                           7
Class C Shares of Common Stock, $.0001 par value,
125,000,000 shares authorized                                                                           4
Paid-in capital in excess of par                                                               13,306,827
Accumulated investment loss--net                                                                 (13,728)
Accumulated realized capital losses on investments and
foreign currency transactions--net                                                              (180,997)
Unrealized depreciation on investments and foreign currency
transactions--net                                                                               (371,779)
                                                                                             ------------
Net assets                                                                                   $ 12,740,466
                                                                                             ============

Net Asset Value:
Class I--Based on net assets of $11,498,164 and
1,288,565 shares outstanding                                                                 $       8.92
                                                                                             ============
Class A--Based on net assets of $276,211 and
31,023 shares outstanding                                                                    $       8.90
                                                                                             ============
Class B--Based on net assets of $608,227 and
68,606 shares outstanding                                                                    $       8.87
                                                                                             ============
Class C--Based on net assets of $357,864 and
40,368 shares outstanding                                                                    $       8.87
                                                                                             ============

See Notes to Financial Statements.

December 31, 2000
Mercury QA International Fund


STATEMENT OF OPERATIONS
For the Period June 2, 2000++ to December 31, 2000
Investment Income:
Dividends (net of $4,262 foreign withholding tax)                                            $     46,655
Interest and discount earned                                                                        4,160
                                                                                             ------------
Total income                                                                                       50,815
                                                                                             ------------

Expenses:
Registration fees                                                          $      70,749
Custodian fees                                                                    39,637
Investment advisory fees                                                          24,889
Accounting services                                                               23,624
Offering costs                                                                    14,039
Administrative fees                                                               13,402
Printing and shareholder reports                                                   7,120
Professional fees                                                                  5,993
Account maintenance and distribution fees--Class B                                 2,212
Pricing fees                                                                       1,723
Account maintenance and distribution fees--Class C                                 1,136
Transfer agent fees--Class I                                                         672
Directors' fees and expenses                                                         243
Account maintenance fees--Class A                                                    170
Transfer agent fees--Class B                                                          71
Transfer agent fees--Class C                                                          42
Transfer agent fees--Class A                                                          14
Other                                                                                206
                                                                            ------------
Total expenses before reimbursement                                              205,942
Reimbursement of expenses                                                      (135,351)
                                                                            ------------
Total expenses after reimbursement                                                                 70,591
                                                                                             ------------
Investment loss--net                                                                             (19,776)
                                                                                             ------------

Realized & Unrealized Gain (Loss) on Investments
& Foreign Currency Transactions--Net:
Realized loss on:
 Investments--net                                                              (180,997)
 Foreign currency transactions--net                                              (5,710)        (186,707)
                                                                            ------------
Unrealized appreciation/depreciation on:
 Investments--net                                                              (375,486)
 Foreign currency transactions--net                                                3,707        (371,779)
                                                                            ------------     ------------
Net Decrease in Net Assets Resulting from Operations                                        $   (578,262)
                                                                                             ============

++Commencement of operations.

See Notes to Financial Statements.


December 31, 2000
Mercury QA International Fund


STATEMENT OF CHANGES
IN NET ASSETS
                                                                                            For the Period
                                                                                            June 2, 2000++
                                                                                           to December 31,
Increase (Decrease)in Net Assets:                                                                2000
Operations:
Investment loss--net                                                                        $    (19,776)
Realized loss on investments and foreign currency transactions--net                             (186,707)
Unrealized depreciation on investments and foreign currency
transactions--net                                                                               (371,779)
                                                                                             ------------
Net decrease in net assets resulting from operations                                            (578,262)
                                                                                             ------------

Capital Share Transactions:
Net increase in net assets derived from capital share transactions                             13,218,728
                                                                                             ------------

Net Assets:
Total increase in net assets                                                                   12,640,466
Beginning of period                                                                               100,000
                                                                                             ------------
End of period                                                                                $ 12,740,466
                                                                                             ============


++Commencement of operations.


See Notes to Financial Statements.


December 31, 2000
Mercury QA International Fund


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived from information provided in the financial statements.
                                                              For the Period June 2, 2000++
                                                                   to December 31, 2000

Increase (Decrease) in Net Asset Value:             Class I       Class A        Class B        Class C
Per Share Operating Performance:
Net asset value, beginning of period                $  10.00       $  10.00       $  10.00       $  10.00
                                                    --------       --------       --------       --------
Investment loss--net                                   (.01)          (.01)          (.05)          (.04)
Realized and unrealized loss on
investments and foreign currency
transactions--net                                     (1.07)         (1.09)         (1.08)         (1.09)
                                                    --------       --------       --------       --------
Total from investment operations                      (1.08)         (1.10)         (1.13)         (1.13)
                                                    --------       --------       --------       --------
Net asset value, end of period                      $   8.92       $   8.90       $   8.87       $   8.87
                                                    ========       ========       ========       ========

Total Investment Return:**
Based on net asset value per share               (10.80%)+++    (11.00%)+++    (11.30%)+++    (11.30%)+++
                                                    ========       ========       ========       ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                        1.75%*         2.00%*         2.76%*         2.77%*
                                                    ========       ========       ========       ========
Expenses                                              5.28%*         5.53%*         6.30%*         6.30%*
                                                    ========       ========       ========       ========
Investment loss--net                                 (.42%)*        (.66%)*       (1.47%)*       (1.42%)*
                                                    ========       ========       ========       ========

Supplemental Data:
Net assets, end of period (in thousands)            $ 11,498       $    276       $    608        $   358
                                                    ========       ========       ========       ========

Portfolio turnover                                    29.83%         29.83%         29.83%         29.83%
                                                    ========       ========       ========       ========


*Annualized.
**Total investment returns exclude the effects of sales charges. The
Fund's Investment Adviser waived a portion of its management fee.
Without such waiver, the Fund's performance would have been lower.
++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.


December 31, 2000
Mercury QA International Fund


NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies:
Mercury QA International Fund (the "Fund") is part of Mercury QA Equity Series, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Prior to commencement of operations on June 2, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 capital shares on February 25, 2000 to Mercury Advisors ("Mercury Advisors"), a division of Fund Asset Management, L.P. ("FAM"), for $100,000. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Corporation's Board of Directors.



December 31, 2000
Mercury QA International Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.


December 31, 2000
Mercury QA International Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of December 31, 2000, no debt securities were held by the Fund.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.


December 31, 2000
Mercury QA International Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from management estimates of available cash.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $11,758 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $5,710 has been reclassified between accumulated net realized capital losses and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2  Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Mercury Advisors. The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

As compensation for its services to the Fund, Mercury Advisors receives monthly compensation at the annual rate of .65% of the average daily net assets of the Fund. For the period June 2, 2000 to December 31, 2000, Mercury Advisors earned fees of $24,889, all of which were waived. Mercury Advisors also reimbursed the Fund for additional expenses of $110,462.

The Fund has also entered into an Administration Agreement with Mercury Advisors. The Fund pays a monthly fee at an annual rate of
 .35% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account
                          Maintenance Fee      Distribution Fee

Class A                        .25%                  --
Class B                        .25%                 .75%
Class C                        .25%                 .75%


December 31, 2000
Mercury QA International Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period June 2, 2000 to December 31, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

                             FAMD             MLPF&S

Class A                      $663            $13,587

For the period June 2, 2000 to December 31, 2000, MLPF&S received contingent deferred sales charges of $177 relating to transactions in Class C Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.

Accounting services were provided to the Fund by Mercury Advisors.

Certain officers and/or directors of the Corporation are officers and/or directors of Mercury Advisors, FAM, PSI, FDS, FAMD, and/or ML & Co.

3  Investments:
Purchases and sales of investments, excluding short-term securities, for the period June 2, 2000 to December 31, 2000 were $15,452,548 and $1,918,192, respectively.

Net realized losses for the period June 2, 2000 to December 31, 2000 and net unrealized gains (losses) as of December 31, 2000 were as follows:
                                              Realized        Unrealized
                                               Losses       Gains (Losses)

Long-term investments                     $  (180,997)     $   (375,486)
Foreign currency transactions                  (5,710)             3,707
                                          -----------      ------------
Total                                     $  (186,707)     $   (371,779)
                                          ===========      ============

As of December 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $375,926, of which $764,869 related to appreciated securities and $1,140,795 related to depreciated securities. The aggregate cost of investments at December 31, 2000 for Federal income tax purposes was $13,352,596.


December 31, 2000
Mercury QA International Fund


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


4  Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $13,218,728 for the period June 2, 2000 to December 31, 2000.

Transactions in capital shares for each class were as follows:

Class I Shares for the Period
June 2, 2000++ to December 31, 2000            Shares      Dollar Amount

Shares sold                                 1,500,567       $ 13,953,477
Shares redeemed                             (214,502)        (1,954,340)
                                        -------------       ------------
Net increase                                1,286,065       $ 11,999,137
                                        =============       ============

++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.

Class A Shares for the Period
June 2, 2000++ to December 31, 2000            Shares      Dollar Amount

Shares sold                                    30,020       $    266,578
Shares redeemed                               (1,497)           (13,742)
                                        -------------       ------------
Net increase                                   28,523       $    252,836
                                        =============       ============

++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.

Class B Shares for the Period
June 2, 2000++ to December 31, 2000            Shares      Dollar Amount

Shares sold                                    66,106       $    616,077
                                        -------------       ------------
Net increase                                   66,106       $    616,077
                                        =============       ============

++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.

Class C Shares for the Period
June 2, 2000++ to December 31, 2000            Shares      Dollar Amount

Shares sold                                    41,010       $    378,621
Shares redeemed                               (3,142)           (27,943)
                                        -------------       ------------
Net increase                                   37,868       $    350,678
                                        =============       ============

++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.

5  Capital Loss Carryforward:

At December 31, 2000, the Fund had a net capital loss carryforward of approximately $110,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


December 31, 2000
Mercury QA International Fund


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Mercury QA International Fund
(One of the Series constituting Mercury QA Equity Series, Inc.):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury QA International Fund as of December 31, 2000, the related statements of operations and changes in net assets, and the financial highlights for the period June 2, 2000 (commencement of operations) to December 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury QA International Fund as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period June 2, 2000 (commencement of operations) to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Princeton, New Jersey
February 12, 2001


December 31, 2000
Mercury QA International Fund



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Robert C. Doll, Jr., Senior Vice President
Philip Green, Senior Vice President
Sidney Hoots, Senior Vice President
Dean D'Onofrio, Senior Vice President
Frank Salerno, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Marc C. Cozzolino, Secretary


Jack B. Sunderland and Arthur Zeikel, Directors of Mercury QA
International Fund have recently retired. The Fund's Board of
Directors wishes Messrs. Sunderland and Zeikel well in their retirements.

Custodian
The Chase Manhattan Bank
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


December 31, 2000
Mercury QA International Fund